UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.07 is incorporated herein by reference.

Effective January 30, 2024, Volcon, Inc. (the “Company”) entered into an employment agreement with John Kim, pursuant to which Mr. Kim agreed to serve as the Company’s CEO commencing on February 3, 2024. Pursuant to the employment agreement, the Company agreed to issue Mr. Kim an option grant for a ten-year option to purchase a number of shares equal to 10% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, which will result in an option to purchase 1,443,000 shares of common stock, subject to approval of the Company’s stockholders, which occurred at the Annual Meeting (see Item 5.07 below for more information on the Annual Meeting). Pursuant to the employment agreement, the options are eligible to vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. As the convertible promissory notes are no longer outstanding, the option grant will be fully vested upon issuance. The options will have a term of ten years and an exercise price equal to the Company’s common stock closing price on the date of grant, which will be the date of the Annual Meeting.

On January 30, 2024, the Company entered into a new employment agreement with Greg Endo, pursuant to which Mr. Endo agreed to continue to serve as the Company’s CFO. Pursuant to the new agreement, the Company agreed to issue Mr. Endo an option grant for a ten-year option to purchase a number of shares equal to 4% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, which will result in an option to purchase 577,200 shares of common stock, subject to approval of the Company’s stockholders, which occurred at the Annual Meeting (see Item 5.07 below for more information on the Annual Meeting). Pursuant to the employment agreement, the options are eligible to vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. As the convertible promissory notes are no longer outstanding, the option grant will be fully vested upon issuance. The options will have a term of ten years and an exercise price equal to the Company’s common stock closing price on the date of grant, which will be the date of the Annual Meeting.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 30, 2025, the Company held its annual meeting of stockholders at 10:00 a.m. Central Time (the “Annual Meeting”) in a virtual only format.  Set forth below are the seven proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the Annual Meeting inspector of election. The proposals are described in greater detail in the Definitive Proxy Statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2025, the relevant portions of which are incorporated herein by reference.

On April 25, 2025, the record date for the Annual Meeting (the “Record Date”), there were 3,850,824 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 1,662,749 shares of Company common stock, representing approximately 43.18% of the shares of common stock outstanding on Record Date, which represented a quorum for the meeting, were present at the Annual Meeting, in person or represented by proxy.

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Each of the director nominees were elected to serve one-year terms and each of the proposals summarized below, other than Proposal 3, was approved by the Company’s stockholders.

Proposal 1: The four nominees named in the Proxy Statement were elected to serve a one-year term ending at the 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Vote
Adrian Solgaard	306,686	296,216	1,059,847
John Kim	313,984	288,918	1,059,847
Jonathan Foster	303,852	298,050	1,059,847
Karin-Joyce Tjon	280,315	322,587	1,059,847
Orn Olason	305,169	297,733	1,059,847

Proposal 2:  An amendment to the Company's amended and restated certificate of incorporation to grant the Board of Directors of the Company (the “Board”) authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of the Annual Meeting, was approved having received the following votes:

For	Against	Abstain	Broker Non-Vote
1,306,074	349,089	7,586	0

Proposal 3:  A proposed amendment to the Volcon, Inc. 2021 Stock Plan (the “2021 Stock Plan”) to increase the number of shares authorized for issuance by 2,100,000 shares was not approved having received the following votes:

For	Against	Abstain	Broker Non-Vote
183,096	183,622	236,184	1,059,847

Proposal 4:  The issuance of stock option grants outside of the 2021 Stock plan to certain officers of the Company pursuant to Nasdaq Listing Rule 5635(c), was approved having received the following votes:

For	Against	Abstain	Broker Non-Vote
191,982	174,303	236,617	1,059,847

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Proposal 5:  The issuance of shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock to Super Sonic (Aodes) if certain order thresholds are met in accordance with the distribution agreement signed on January 31, 2025 pursuant to Nasdaq Listing Rule 5635(d), was approved having received the following votes:

For	Against	Abstain	Broker Non-Vote
241,564	122,907	238,431	1,059,847

Proposal 6:  The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was approved having received the following votes:

For	Against	Abstain	Broker Non-Vote
1,361,783	63,869	237,097	0

Proposal 7:  An adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of one or more of the foregoing proposals was approved, having received the following votes:

For	Against	Abstain	Broker Non-Vote
1,212,390	215,010	235,349	0

Other than the seven proposals summarized above, no other item of business was submitted at the Annual Meeting for stockholder action.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: May 30, 2025	/s/ Greg Endo
Greg Endo Chief Financial Officer

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